UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
August 15, 2006
Date of Report (Date of earliest event reported):
IdleAire Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51966	62-1829384

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

410 N. Cedar Bluff Road, Suite 200, Knoxville, Tennessee		37923

(Address of principal executive offices)		(Zip Code)
(865) 342-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On August 15, 2006, IdleAire Technologies Corporation (the “Company” or “IdleAire”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2006. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 to this Form 8-K report.
     Information in this Form 8-K and the Exhibit attached hereto is being furnished under Items 2.02 and 9.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated August 15, 2006 announcing financial results for the quarter ended June 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDLEAIRE TECHNOLOGIES CORPORATION

Date: August 15, 2006	By:	/s/ Michael C. Crabtree

Michael C. Crabtree President and Chief Executive Officer